United States
Securities and Exchange Commission
Washington, D.C. 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934

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REVEN HOUSING REIT, INC.

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April 30, 2019
Dear Stockholder:
You are cordially invited to attend the 2019 Annual Meeting of Stockholders (which we refer to as the “Annual Meeting”) of Reven Housing REIT, Inc., a Maryland corporation (which we refer to as “we,” “us,” “our,” or the “Company”), to be held at 875 Prospect Street, Suite 304, La Jolla, CA 92037, at 5:00 p.m. local time, on Wednesday, June 19, 2019.
At the Annual Meeting, you will be asked to consider and vote upon the following proposals to: (1) elect eight (8) directors to serve for the ensuing year as members of the Board of Directors of the Company; (2) ratify the appointment of Squar Milner LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019; and (3) transact such other business as may properly come before the Annual Meeting or at any continuation, postponement or adjournment thereof. The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement describe these matters in more detail. We urge you to read this information carefully.
The Board of Directors recommends a vote: FOR each of the eight (8) nominees for director named in the Proxy Statement, and FOR the ratification of the appointment of Squar Milner LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019.
Whether or not you attend the Annual Meeting in person, and regardless of the number of shares of Reven Housing REIT, Inc. that you own, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to vote your shares of common stock via the Internet or by promptly marking, dating, signing, and returning the accompanying proxy card via mail or fax. Voting over the Internet, or by written proxy will ensure that your shares are represented at the Annual Meeting.
On behalf of the Board of Directors of Reven Housing REIT, Inc., we thank you for your participation.
Sincerely,
Chad M. Carpenter
Chairman of the Board of Directors,
President and Chief Executive Officer

REVEN HOUSING REIT, INC.
875 Prospect Street, Suite 304
La Jolla, California 92037
(858) 459-4000
NOTICE OF 2019 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 19, 2019
The 2019 Annual Meeting of Stockholders (which we refer to as the “Annual Meeting”) of Reven Housing REIT, Inc., a Maryland corporation (which we refer to as “we,” “us,” “our,” or the “Company”), will be held on Wednesday, June 19, 2019 at 5:00 p.m. local time, 875 Prospect Street, Suite 304, La Jolla, CA 92037. We will consider and act on the following items of business at the Annual Meeting:
1.
To elect eight (8) directors to serve as members of the Board of Directors of the Company (which we refer to as our “Board”) until the next annual meeting of stockholders and until their successors are duly elected and qualified. The director nominees named in the Proxy Statement for election to our Board are: Chad M. Carpenter, Jon Haahr, Richard P. Imperiale, Xiaofan Bai, Xiaohang Bai, Yifeng Huang, Xinghua Wang and Zhen Luo;

2.
To ratify the appointment of Squar Milner LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019; and

3.
To transact such other business as may properly come before the Annual Meeting or at any continuation, postponement or adjournment thereof.

The Proxy Statement accompanying this Notice describes each of these items of business in detail. Only stockholders of record at the close of business on May 1, 2019 are entitled to notice of, to attend, and to vote at, the Annual Meeting or any continuation, postponement or adjournment thereof.
All stockholders are cordially invited to attend the Annual Meeting in person. To ensure your representation at the Annual Meeting, you are urged to vote your shares of common stock via the Internet or by promptly marking, dating, signing, and returning the accompanying proxy card via mail or fax. Voting instructions are printed on your proxy card and included in the accompanying Proxy Statement. Any stockholder attending the Annual Meeting may vote in person even if he or she previously submitted a proxy. If your shares of common stock are held by a bank, broker or other agent, please follow the instructions from your bank, broker or other agent to have your shares voted.
Sincerely,
Chad M. Carpenter
Chairman of the Board of Directors,
President and Chief Executive Officer
La Jolla, California
April 30, 2019

i

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REVEN HOUSING REIT, INC.
875 Prospect Street, Suite 304
La Jolla, California 92037
(858) 459-4000
PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 19, 2019
INFORMATION ABOUT THE ANNUAL MEETING
General
Your proxy is solicited on behalf of the Board of Directors (which we refer to as our “Board”) of Reven Housing REIT, Inc., a Maryland corporation (which we refer to as “we,” “us,” “our,” or the “Company”), for use at our 2019 Annual Meeting of Stockholders (which we refer to as the “Annual Meeting”) to be held on Wednesday, June 19, 2019, at 5:00 pm. local time, at 875 Prospect Street, Suite 304, La Jolla, CA, or at any continuation, postponement or adjournment thereof, for the purposes discussed in this Proxy Statement and in the accompanying Notice of Annual Meeting. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Annual Meeting.
We intend to mail the Notice on or about May 28, 2019 to all stockholders of record entitled to vote at the Annual Meeting.
Who Can Vote, Outstanding Shares
Record holders of our common stock as of the close of business on May 1, 2019, the record date for the Annual Meeting, are entitled to vote at the Annual Meeting on all matters to be voted upon. As of the record date, there were 11,038,737 shares of our common stock outstanding, each entitled to one vote.
Voting of Shares
You may vote by attending the Annual Meeting and voting in person or you may vote by submitting a proxy. The method of voting by proxy differs for shares held as a record holder and shares held in “street name.” If you hold your shares of common stock as a record holder, you may vote your shares over the Internet by following the instructions in the proxy card delivered to you or by completing, dating and signing the proxy card and promptly returning the proxy card via mail or facsimile. If you hold your shares of common stock in street name, which means that your shares are held of record by a broker, bank or other nominee, you will receive the Notice from your broker, bank or other nominee that includes instructions on how to vote your shares.
If you are a stockholder of record, you may vote your shares as follows:
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To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

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To vote through the Internet, go to http://www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the control number from the Notice. Your Internet vote must be received by 11:59 p.m., Eastern Time on June 18, 2019 to be counted.

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To vote using the proxy card that may be delivered to you, simply complete, sign, and date the proxy card and return it promptly in the envelope provided or fax it to (646) 536-3179.

YOUR VOTE IS VERY IMPORTANT.   You should submit your proxy even if you plan to attend the Annual Meeting. If you properly give your proxy and submit it to us in time to vote, one of the individuals named as your proxy will vote your shares as you have directed. Any stockholder attending the Annual Meeting may vote in person even if he or she previously submitted a proxy.

All shares entitled to vote and represented by properly submitted proxies (including those submitted electronically and in writing) received before the polls are closed at the Annual Meeting, and not revoked or superseded, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. If no direction is indicated on a proxy, your shares will be voted as follows:
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FOR each of the eight (8) nominees for director named in the Proxy Statement, and

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FOR the ratification of the appointment of Squar Milner LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

With respect to any other matter that properly comes before the Annual Meeting or any continuation, postponement or adjournment thereof, the proxy-holders will vote as recommended by our Board, or if no recommendation is given, in their own discretion.
Revocation of Proxy
If you are a stockholder of record, you may revoke your proxy at any time before your proxy is voted at the Annual Meeting by taking any of the following actions:
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delivering to our corporate secretary a signed written notice of revocation, bearing a date later than the date of the proxy, stating that the proxy is revoked;

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signing and delivering a new proxy card, relating to the same shares and bearing a later date than the original proxy card;

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submitting another proxy over the Internet (your latest Internet voting instructions are followed); or

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attending the Annual Meeting and voting in person, although attendance at the Annual Meeting will not, by itself, revoke a proxy.

Written notices of revocation and other communications with respect to the revocation of Company proxies should be addressed to:
Reven Housing REIT, Inc.
875 Prospect Street, Suite 304
La Jolla, California 92037
(858) 459-4000
If your shares are held in “street name,” you may change your vote by submitting new voting instructions to your broker, bank or other nominee. You must contact your broker, bank or other nominee to find out how to do so. See below regarding how to vote in person if your shares are held in street name.
Voting in Person
If you plan to attend the Annual Meeting and wish to vote in person, you will be given a ballot at the Annual Meeting. Please note, however, that if your shares are held in “street name,” which means your shares are held of record by a broker, bank or other nominee, and you wish to vote at the Annual Meeting, you must bring to the Annual Meeting a legal proxy from the record holder of the shares, which is the broker or other nominee, authorizing you to vote at the Annual Meeting.
Stockholders who wish to attend the Annual Meeting will be required to present verification of ownership of our common stock, such as a bank or brokerage firm account statement, and will be required to present a valid government-issued picture identification, such as a driver’s license or passport, to gain admittance to the Annual Meeting. No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the Annual Meeting.

Quorum and Votes Required
The inspector of elections appointed for the Annual Meeting will tabulate votes cast by proxy or in person at the Annual Meeting. The inspector of elections will also determine whether a quorum is present. In order to constitute a quorum for the conduct of business at the Annual Meeting, a majority in voting power of all of the shares of the stock entitled to vote at the Annual Meeting must be present in person or represented by proxy at the Annual Meeting. Shares that abstain from voting on any proposal, or that are represented by broker non-votes (as discussed below), will be treated as shares that are present and entitled to vote at the Annual Meeting for purposes of determining whether a quorum is present.
A broker non-vote occurs when a broker, bank or other agent holding shares for a beneficial owner has not received instructions from the beneficial owner and does not have discretionary authority to vote the shares for certain non-routine matters. Shares represented by proxies that reflect a broker non-vote will be counted for purposes of determining the presence of a quorum. The election of directors (Proposal 1) is considered a non-routine matter and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote. The ratification of the appointment of Squar Milner LLP as our independent registered public accounting firm (Proposal 2) is considered a routine matter on which a broker, bank or other agent has discretionary authority to vote, so there will not be any broker non-votes in connection with this proposal.
Proposal No. 1: Election of Directors.   A plurality of the votes cast by the holders of shares entitled to vote in the election of directors at the Annual Meeting is required for the election of directors. Accordingly, the eight (8) director nominees receiving the highest number of votes will be elected. Abstentions and broker non-votes are not treated as votes cast and, therefore, will not have any effect on the outcome of the election of directors.
Proposal No. 2: Ratification of Independent Registered Public Accounting Firm.   The affirmative vote of the holders of a majority of the votes cast and entitled to vote at the Annual Meeting is required for the ratification of the appointment of Squar Milner LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019. Abstentions will not be counted either for or against this proposal. Brokers generally have discretionary authority to vote on the ratification of our independent registered public accounting firm and, therefore, broker non-votes are generally not expected to result from the vote on Proposal No. 2. However, in the event of any broker non-votes or abstentions in connection with Proposal No. 2, such broker non-votes and abstentions will be counted as not present and these shares will be deducted from the total shares of which a majority is required.
We will also consider any other business that properly comes before the Annual Meeting, or any adjournment or postponement thereof. As of the record date, we are not aware of any other matters to be submitted for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named on the enclosed proxy card will vote the shares as recommended by our Board, or if no recommendation is given, in their own discretion.
Solicitation of Proxies
Our Board is soliciting proxies for the Annual Meeting from our stockholders. We will bear the entire cost of soliciting proxies from our stockholders. In addition to the solicitation of proxies by delivery of the Notice or this Proxy Statement by mail, we will request that brokers, banks and other nominees that hold shares of our common stock, which are beneficially owned by our stockholders, send Notices, proxies and proxy materials to those beneficial owners and secure those beneficial owners’ voting instructions. We will reimburse those record holders for their reasonable expenses. We do not intend to hire a proxy solicitor to assist in the solicitation of proxies. We may use several of our regular employees, who will not be specially compensated, to solicit proxies from our stockholders, either personally or by Internet, facsimile or special delivery letter.
Stockholder List
A list of stockholders eligible to vote at the Annual Meeting will be available for inspection, for any purpose germane to the Annual Meeting, at the principal executive office of the Company during regular business hours for a period of no less than ten (10) days prior to the Annual Meeting.

Forward-Looking Statements
This Proxy Statement contains “forward-looking statements” (as defined in the Private Securities Litigation Reform Act of 1995). These statements are based on our current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding actions to be taken by us. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements should be evaluated together with the many uncertainties that affect our business, particularly those mentioned in the risk factors in Item 1A of our 2018 Annual Report on Form 10-K and in our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
Board Nominees
Our Board currently consists of eight (8) members, seven (7) of whom are independent under the listing standards for independence of the NASDAQ and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (which we refer to as the “Exchange Act”). Based upon the recommendation of the Nominating and Corporate Governance Committee of our Board, our Board determined to nominate each of the Company’s current directors for re-election at the Annual Meeting.
Our Board and the Nominating and Corporate Governance Committee believe the directors nominated collectively have or will have the experience, qualifications, attributes and skills to effectively oversee the management of the Company, including a high degree of personal and professional integrity, an ability to exercise sound business judgment on a broad range of issues, sufficient experience and background to have an appreciation of the issues facing the Company, a willingness to devote the necessary time to Board duties, a commitment to representing the best interests of the Company and our stockholders and a dedication to enhancing stockholder value.
Each director elected at the Annual Meeting will serve a one (1) year term until the Company’s next annual meeting and until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal. Unless otherwise instructed, the proxy-holders will vote the proxies received by them for the eight (8) nominees named below. If any of the nominees is unable, or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the present Board to fill the vacancy. It is not presently expected that any of the nominees named below will be unable or will decline to serve as a director. If additional persons are nominated for election as directors, the proxy-holders intend to vote all proxies received by them in a manner to assure the election of as many of the nominees listed below as possible. In such event, the specific nominees to be voted for will be determined by the proxy-holders.
Set forth below are the names, ages and positions of our director nominees as of the date of this Proxy Statement:
Name	Age	Position with the Company
Chad M. Carpenter	53	President, Chief Executive Officer, Chairman of the Board of Directors
Jon Haahr(a)(b)(c)	64	Director
Richard P. Imperiale(a)	59	Director
Xiaofan Bai(b)(c)	35	Director
Xiaohang Bai(b)(c)	29	Director
Yifeng Huang	32	Director
Xinghua Wang(a)	35	Director
Zhen Luo	35	Director

(a)
Member of the Audit Committee of our Board.

(b)
Member of the Compensation Committee of our Board.

(c)
Member of the Nominating and Corporate Governance Committee of our Board.

Board Recommendation
OUR BOARD RECOMMENDS A VOTE “FOR” EACH
OF THE EIGHT (8) NOMINEES FOR DIRECTOR
NAMED IN THIS PROXY STATEMENT.
Vacancies on our Board, including any vacancy created by an increase in the size of our Board, may be filled only by a majority of the directors remaining in office (even though less than a quorum of our Board) or a sole remaining director, and not by stockholders. A director elected by our Board to fill a vacancy will serve until the next annual meeting of stockholders and until such director’s successor is elected and qualified, or until such director’s earlier retirement, resignation, disqualification, removal or death.
If any nominee should become unavailable for election prior to the Annual Meeting, an event that currently is not anticipated by our Board, the proxies will be voted in favor of the election of a substitute nominee or nominees proposed by our Board. Each nominee has agreed to serve if elected and our Board has no reason to believe that any nominee will be unable to serve.
Information about Director Nominees
Set forth below is biographical information for each nominee and a summary of the specific qualifications, attributes, skills and experiences which led our Board to conclude that each nominee should serve on our Board at this time.
Chad M. Carpenter has served as our President and Chief Executive Officer and as a member of our Board since July 2, 2012, and as the Chairman of our Board since August 29, 2012. Mr. Carpenter also served as our Chief Financial Officer from July 2, 2012 to December 26, 2013 and as our Secretary from July 2, 2012 to July 5, 2012. Mr. Carpenter is the Chief Executive Officer and a member of the board of directors of Reven Capital, LLC (“Reven Capital”), a private real estate investment firm focused on opportunistic investing, positions he has held since he founded Reven Capital in January 2009. Mr. Carpenter oversees all aspects of Reven Capital’s operations and chairs all investment committees and boards for each of its funds. Prior to founding Reven Capital, Mr. Carpenter served in various executive officer capacities, including Chief Executive Officer and Chief Financial Officer, and a member of the investment committee of Equastone, LLC (“Equastone”) since he co-founded the company in 1994. Equastone was primarily engaged in the investment of office properties in the western and southern regions of the United States. Mr. Carpenter has been involved in over $2 billion in real estate transactions, with over 27 years of experience in real estate, investing, fund management, operations and brokerage across multiple property types. In addition, Mr. Carpenter has experience with international investments and the acquisition of distressed debt and related foreclosure. He is a frequent speaker on the topic of real estate investing and real estate capital markets. In 2005, Mr. Carpenter was selected as one of Real Estate Southern California’s “40 Under 40.” In 2007, he was a finalist for the Ernst & Young Entrepreneur of the Year Award in San Diego and was also chosen as one of the “20 Rising Stars of Real Estate” globally by Institutional Investor News. Mr. Carpenter also currently serves on the Board of Directors of Western Residential Opportunity Fund, LLC, and he was a member of the board of directors of Dahc Investments, Inc. from January 2009 to December 2012. Mr. Carpenter holds a Bachelor of Arts degree in Economics from the University of Southern California. We believe that Mr. Carpenter’s experience as President and Chief Executive Officer of Reven Housing REIT, Inc. and his many years of industry experience qualify him to be a member of our Board.
Jon K. Haahr has served as a member of our Board since July 5, 2012. Mr. Haahr is senior managing principal of Silver Portal Capital, LLC, an investment and merchant bank focusing exclusively on the real estate sector. In this role, Mr. Haahr provides strategic and financial advice and capital formation services to real estate clients with interests in a wide range of commercial, healthcare and hospitality properties. Prior to founding Silver Portal in 2001, Mr. Haahr was co-head and managing director of real estate investment banking for Wachovia Securities from 1999 to 2000. Mr. Haahr founded and managed the Real Estate and Lodging Group at EVEREN Securities, Inc., the successor firm to Kemper Securities, from 1991 to 2000. Mr. Haahr also served on the board of directors of Clarion Partners Property Trust Inc. from June 2010 to July 2013 and as non-executive chairman of the board of directors of Genea Energy Partners, Inc. from April 2011 to August 2011. Other past board directorships include Great Lakes REIT, Inc. (NYSE: GL)

and Arlington Hospitality, Inc. (NASDAQ: HOST). He also previously served as a Trustee of the James A. Graaskamp Center for Real Estate School at the University of Wisconsin in Madison. Mr. Haahr maintains a number of industry affiliations, including the Urban Land Institute, an industry association representing community builders and Pension Real Estate Association, an industry association for institutional real estate investors. Mr. Haahr is a certified public accountant and holds a Bachelor of Arts in Economics from Iowa State University in Ames and a Master of Business Administration from the University of Iowa in Iowa City. We believe that Mr. Haahr’s real estate investment banking experience, his prior experience on the board of directors of public and private companies, and his certified public accountant designation qualify him to be a member of our Board.
Richard P. Imperiale was appointed to our Board of Directors on June 13, 2017. Since 1984, Mr. Imperiale has served as President of the Uniplan Companies, a Milwaukee, Wisconsin based investment advisory holding company that, together with its affiliates, manages and advises over $2.5 billion in client accounts. Uniplan Companies was founded by Mr. Imperiale in 1984 and specializes in managing equity-income, REIT and micro-cap specialty portfolios for clients. Mr. Imperiale started his career at the First Wisconsin National Bank (now U.S. Bank), where he served as a credit analyst from September 1979 to April 1982. In May 1982, Mr. Imperiale joined B.C. Ziegler & Company, a Midwest regional brokerage firm where he served as an Associate Portfolio Manager and was instrumental in the development of portfolio strategies for one of the first hedged municipal bond mutual funds in the country. Mr. Imperiale currently sits on the board of Retail Properties of America (RPAI: NYSE), a REIT that owns and operates a portfolio of high quality, strategically located shopping centers in the United States, and I-Select Fund, a St. Louis, Missouri based venture fund. Previously, Mr. Imperiale sat on the board of directors and was a member of the audit committee of Ellington Housing Inc., a single-family rental REIT, which subsequently sold its single-family homes to American Homes 4 Rent. Mr. Imperiale has authored several books on investing, including “Real Estate Investment Trusts: New Strategies for Portfolio Management”, published by John Wiley & Sons, 2002. In 2013 Mr. Imperiale was recognized by the National Association of Corporate Directors as a Board Leadership Fellow. Mr. Imperiale attended Marquette University Business School where he received a B.S. in Finance. We believe that Mr. Imperiale’s investment advisory and portfolio management experience qualify him to be a member of our Board of Directors.
Xiaofan Bai was elected to our Board on September 27, 2013. He is currently the Director of Allied Fortune (HK) Management Ltd, which is a fund and asset management company focusing primarily in the real estate sector. In this role, Mr. Bai oversees all aspects of Allied Fortune’s operations and manages its investment funds and real assets. Prior to founding Allied Fortune in 2012, Mr. Bai was the Senior Investment Manager in China Pacific Insurance Co., the third largest insurance company in China, from June 2011 to May 2012. Mr. Bai previously worked for the real estate investment banking team at Macquarie Bank, where he participated in deals in Australia, Hong Kong, China, Japan and the USA and was primarily responsible for due diligence, corporate valuation, negotiation and other investment banking activities. From March 2009 to April 2011, Mr. Bai worked in the Proprietary Trading Department of ShenYinWanGuo Securities Co., which was the first securities company in China to have a shareholding structure. Mr. Bai holds a Bachelor’s Degree in Finance and a Master’s Degree in Accounting, both from the University of Sydney. We believe that Mr. Bai’s extensive professional experience in investment banking, asset management and corporate management qualify him to be a member of our Board.
Xiaohang Bai was elected to our Board on September 27, 2013. Mr. Bai has served as the Chief Investment Officer of Allied Fortune (HK) Management Ltd since August 2013. In this role, Mr. Bai leads the research team on global equities and provides professional skills in asset management. Mr. Bai specializes in real estate stock investment and investment fund management. Mr. Bai is a FRM Part II candidate. He holds a Bachelor of Science degree in Finance from the Shanghai University of International Business and Economics and a Master of Science degree in Finance from Clark University. We believe that Mr. Bai’s extensive professional experience relating to investments in global equities, especially in the real estate sector, qualify him to be a member of our Board.
Yifeng Huang was elected to our Board on November 3, 2014. Mr. Huang has served a Director of Peninsula Shanghai Limited, which is engaged in the business of hotel management, since July 2012. Mr. Huang has also served as General Manager of Business Development of Greenland HK, which is engaged in the business of property development, since September 2012. From August 2010 to

August 2012, Mr. Huang was employed by Morgan Stanley as an investment banker, and from 2009 to July 2010 Mr. Huang served as a financial analyst for JP Morgan. We believe that Mr. Huang’s professional experience in investment banking, property development and hotel management qualify him to be a member of our Board.
Xinghua Wang was appointed to our Board of Directors on November 3, 2014. Mr. Wang has served as the China regional financial controller of Otis, the world’s leading manufacturer of elevators, escalators and moving walkways, since June 2016. Prior to joining Otis, Mr. Wang had been employed by Deloitte Touche Tohmatsu CPA LLP since 2005, most recently as Senior Audit Manager since 2014, pursuant to which he managed audits of international companies, including corporations listed on the Nasdaq Stock Market and New York Stock Exchange. Mr. Wang is a certified public accountant licensed by the State of Alaska and a member of the Chinese Institute of Certified Public Accountants. Mr. Wang received a Bachelor’s Degree in Science from Shanghai Jiatong University in China. We believe that Mr. Wang’s prior experience as an audit manager of an international PCAOB member firm and his certified public accountant designation qualify him to be a member of our Board.
Zhen Luo was elected to our Board on January 20, 2017. Since May 2010, Mr. Luo has served as general manager of Shanghai Huazhou Real Estate Development, a Shanghai-based real estate development company. He also worked for Tishman Speyer from 2008 to 2010 and for Grosvenor Limited from 2006 to 2008, each of which are real estate development companies. Mr. Luo holds degrees in Economics from the University of York and Finance and Real Estate Economics from London School of Economics and Political Science. We believe that Mr. Luo’s extensive professional experience in real estate development and investing qualify him to be a member of our Board.
Mr. Xiaofan Bai and Mr. Xiaohang Bai are cousins. There are no other family relationships between any of our directors and executive officers.

CORPORATE GOVERNANCE
Board Composition
Our Board may establish the authorized number of directors from time to time by resolution. Our Board currently consists of eight authorized members. During the year ended December 31, 2018, our Board met four times. Our Board does not have a policy regarding Board members’ attendance at meetings of our stockholders and one member of our Board attended our prior year’s annual meeting of stockholders.
Generally, under the listing requirements and rules of the Nasdaq Stock Market, independent directors must comprise a majority of a listed company’s board of directors. Our Board has undertaken a review of its composition, the composition of its committees and the independence of each director. Our Board has determined that, other than Mr. Carpenter, by virtue of his executive officer position, none of our director nominees has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each is “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing requirements and rules of the Nasdaq Stock Market. In making this determination, our Board considered the current and prior relationships that each nonemployee director nominee has with our Company and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each nonemployee director nominee. Accordingly, a majority of our directors are independent, as required under applicable Nasdaq Stock Market rules, as of the date of this Proxy Statement.
Committees of the Board of Directors
Our Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Each of these committees consists of three members, all of whom are “independent” directors in accordance with the listing standards established by the NASDAQ Capital Market. Each of our board committees is subject to a charter that complies with current SEC and NASDAQ rules relating to corporate governance matters. Each of our committees operates under a written charter, a copy of which is available at our investor relations website located at http://www.revenhousingreit.com.
Audit Committee
The Audit Committee, which is composed of Richard P. Imperiale, Jon Haahr, and Xinghua Wang and for which Mr. Imperiale currently serves as the Chairman, assists our Board of Directors in overseeing our accounting and financial reporting processes and the audits of our financial statements. Our Board of Directors has affirmatively determined that each of the Audit Committee members meets the definition of “independent director” for purposes of the NASDAQ Capital Market rules and the independence requirements of Rule 10A-3 of the Securities Exchange Act of 1934, as amended. Our Board of Directors has also determined that Mr. Imperiale qualifies as an “audit committee financial expert” under SEC rules and regulations and that each of the other members of the Audit Committee is financially literate within the meaning of Rule 10A-3. During the year ended December 31, 2018, our Audit Committee met four times.
Compensation Committee
The Compensation Committee, which is composed of Messrs. Xiaofan Bai, Xiaohang Bai and Jon Haahr, and for which Mr. Xiaofan Bai currently serves as the Chairman, approves all compensation for our executive officers and otherwise supports our Board of Directors in fulfilling its oversight responsibilities relating to senior management and director compensation, including the administration of our Amended and Restated 2012 Incentive Compensation Plan, and reviews compensation received by directors for service on our Board of Directors and its committees. Our Board of Directors has determined that each of the members of our Compensation Committee satisfies the NASDAQ Capital Market’s independence standards. During the year ended December 31, 2018, our Compensation Committee met four times.

Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee, which is composed of Messrs. Xiaofan Bai, Xiaohang Bai and Jon Haahr and for which Mr. Xiaofan Bai currently serves as the Chairman, assists our Board of Directors in identifying and recommending candidates to fill vacancies on our Board of Directors and for election by the stockholders, recommending committee assignments for directors, overseeing our Board of Directors’ annual evaluation of the performance of our Board of Directors, its committees and individual directors, and developing and recommending to our Board of Directors appropriate corporate governance policies, practices and procedures for our Company. Our Board of Directors has determined that each of the members of our Nominating and Corporate Governance Committee satisfies the NASDAQ Capital Market’s independence standards.
Our Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements, being over 21 years of age, and having the highest personal integrity and ethics. The committee also intends to consider such factors as diversity, an individual’s business experience and skills, independence, judgment, integrity and ability to commit sufficient time and attention to the activities of the Board, as well as the absence of any potential conflicts with our Company’s interests. However, the Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of our company, and the long-term interests of our stockholders. In conducting this assessment, the Nominating and Corporate Governance Committee typically considers diversity, age, skills, and such other factors as it deems appropriate, given the current needs of the Board and our Company, to maintain a balance of knowledge, experience, and capability.
Our Nominating and Corporate Governance Committee will consider for directorship candidates nominated by third parties, including stockholders. However, at this time, our Nominating and Corporate Governance Committee does not have a policy with regard to the consideration of director candidates recommended by stockholders. The Nominating and Corporate Governance committee believes that it is in the best position to identify, review, evaluate, and select qualified candidates for Board membership, based on the comprehensive criteria for Board membership approved by the Board. For a third party to suggest a candidate, one should provide our corporate secretary, Thad L. Meyer, with the name of the candidate, together with a brief biographical sketch and a document indicating the candidate’s willingness to serve if elected.
The Nominating and Corporate Governance Committee operates under a written charter that satisfies the applicable listing requirements and rules of the Nasdaq Stock Market. During the year ended December 31, 2018, our Nominating and Corporate Governance Committee met two times.
Board Leadership Structure
Mr. Carpenter has served as our Chief Executive Officer since July 2012 and as our chairman of the board since August 2012. While we do not have a formal policy on whether the Chairman and Chief Executive Officer positions should be separate or combined, our Board of Directors has determined that at this time it is appropriate for the Chairman and the Chief Executive Officer to be the same individual. The Board of Directors has also determined, for the reasons set forth herein, that a lead independent director is not necessary and has not appointed one at this time. In making these determinations, the Board of Directors considered the relative size of the Company, the size of the Board of Directors and the fact that all remaining members of the Board of Directors are independent Directors. The Board believes that having a combined role, considering the Company’s size, enhances the ability to provide insight and direction on important strategic initiatives to both management and the Board, and to ensure that they act with a common purpose. We also believe that our overall corporate governance policies and practices adequately address any governance concerns raised by the dual Chief Executive Officer and Chairman role. Separating the roles would potentially result in less effective management and governance processes through undesirable duplication of work and, in worst case, lead to a blurring of the current clear lines of accountability and responsibility.

Role of the Board in Risk Oversight
One of the key functions of our Board of Directors is informed oversight of our risk management process. Our Board of Directors will administer this oversight function directly, with support from its three standing committees: the Audit Committee, the Nominating and Corporate Governance committee and the Compensation Committee, each of which will address risks specific to its respective areas of oversight. In particular, our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of our internal audit function. Our Nominating and Corporate Governance Committee will monitor all current and proposed property investments, evaluate the performance of such investments, monitor the effectiveness of our corporate governance guidelines, including whether they are able to prevent illegal or improper liability-creating conduct. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.
Process for Stockholders to Send Communications to our Board of Directors
Because we have always maintained open channels of communication with our stockholders, we do not have a formal policy that provides a process for stockholders to send communications to our Board. However, if a stockholder would like to send a communication to our Board, please address the letter to the attention of our corporate secretary, Thad L. Meyer and it will be distributed to each director.
Compensation Committee Interlocks and Insider Participation
None of our independent directors is currently or has been at any time one of our officers or employees. None of our executive officers currently serves, or has served during the last year, as a member of the Board or compensation committee of any entity that has one or more executive officers serving as a member of our Board.
Code of Ethics
We have adopted a code of ethics for all employees, including the chief executive officer, principal financial officer and principal accounting officer or controller, and/or persons performing similar functions, which is available on our website, under the link entitled “Code of Ethics”.
Limitation of Liability of Directors and Indemnification of Directors and Officers
The Maryland General Corporation Law, or MGCL, permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages, except for liability resulting from (1) actual receipt of an improper benefit or profit in money, property or services or (2) active and deliberate dishonesty that is established by a final judgment and which is material to the cause of action. Our charter contains a provision that eliminates such liability to the maximum extent permitted by Maryland law.
The MGCL requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. The MGCL permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that:
•
the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty;

•
the director or officer actually received an improper personal benefit in money, property or services; or

•
in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.

However, under the MGCL, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, and then only for expenses. In addition, the MGCL permits a Maryland corporation to advance reasonable expenses to a director or officer upon its receipt of:
•
a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation; and

•
a written undertaking by the director or officer or on the director’s or officer’s behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the director or officer did not meet the standard of conduct.

Our charter authorizes us, and our bylaws obligate us, to the maximum extent permitted by Maryland law in effect from time to time, to indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of such a proceeding to:
•
any present or former director or officer of our company who is made, or threatened to be made, a party to, or witness in, the proceeding by reason of his or her service in that capacity; or

•
any individual who, while a director or officer of our company and at our request, serves or has served as a director, officer, partner, trustee, member or manager of another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made, or threatened to be made, a party to, or witness in, the proceeding by reason of his or her service in that capacity.

Our charter and bylaws also permit us to indemnify and advance expenses to any individual who served our predecessor in any of the capacities described above and to any employee or agent of our company or our predecessor.
We have entered into indemnification agreements with each of our directors and executive officers that provide for indemnification and advance of expenses to the maximum extent permitted by Maryland law.
Insofar as the foregoing provisions permit indemnification of directors, officers or persons controlling us for liability arising under the Securities Act, we have been informed that in the opinion of the SEC, this indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has appointed Squar Milner LLP (which we refer to as “Squar Milner”) as our independent registered public accounting firm for the year ending December 31, 2019, and our Board has directed that management submit the appointment of Squar Milner as our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. A representative of Squar Milner is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.
Stockholder ratification of the selection of Squar Milner as our independent registered public accountants is not required by our Bylaws or otherwise. However, our Board is submitting the appointment of Squar Milner to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain Squar Milner. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accountant at any time during the year if the Audit Committee determines that such a change would be in the Company’s and our stockholders’ best interests.
Board Recommendation
OUR BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF SQUAR MILNER LLP
AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019
Fees Incurred for Services by Principal Accountant
The following table sets forth the aggregate fees billed to us for services rendered to us for the years ended December 31, 2018 and 2017 by our independent registered public accounting firm, Squar Milner LLP, for the audit of our consolidated financial statements for the years ended December 31, 2018 and 2017, and assistance with the reporting requirements thereof, the review of our condensed consolidated financial statements included in our quarterly reports on Form 10-Q, the filing of our Form 8-K, professional services in connection with our registration statements, securities offerings, audits of financial statements of certain acquired assets, and preparation of  (Federal and State) Income Tax returns (in thousands).
	2018	2017
Audit Fees	$148,000	$167,000
Audit – Related Fees	0	0
Tax Fees	18,595	23,185
	$166,595	$190,185

Pre-Approval Policies and Procedures
The Audit Committee has responsibility for selecting, appointing, evaluating, compensating, retaining and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established policies and procedures in its charter regarding pre-approval of any audit and non-audit service provided to the Company by the independent registered public accounting firm and the fees and terms thereof.
The Audit Committee considered the compatibility of the provision of other services by its registered public accountant with the maintenance of their independence. The Audit Committee approved all audit and non-audit services provided by Squar Milner in 2018 and 2017.

Audit Committee Report
The Audit Committee issued the following report for inclusion in this Proxy Statement and our 2018 Annual Report:
•
The Audit Committee has reviewed and discussed the audited consolidated financial statements for the year ended December 31, 2018 with management of Reven Housing REIT, Inc. and with Reven Housing REIT, Inc.’s independent registered public accounting firm, Squar Milner LLP.

•
The Audit Committee has discussed with Squar Milner LLP those matters required by Statement on Auditing Standards No. 1301, “Communications with Audit Committee,” as adopted by the Public Company Accounting Oversight Board (“PCAOB”).

•
The Audit Committee has received and reviewed the written disclosures and the letter from Squar Milner LLP required by the PCAOB regarding Squar Milner LLP’s communications with the Audit Committee concerning the accountant’s independence, and has discussed with Squar Milner LLP its independence from Reven Housing REIT, Inc. and its management.

Based on the review and discussions referenced to in paragraphs 1 through 3 above, the Audit Committee recommended to our Board that the audited consolidated financial statements for the year ended December 31, 2018 be included in the Annual Report on Form 10-K for that year for filing with the SEC.
AUDIT COMMITTEE
Richard P. Imperiale
Jon Haahr
Xinghua Wang

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
AND RELATED STOCKHOLDER MATTERS
The table below sets forth the beneficial ownership of our common stock, as of April 30, 2019, by:
•
All of our current directors and executive officers, individually;

•
All of our current directors and executive officers, as a group; and

•
All persons who beneficially own more than 5% of our outstanding common stock.

The beneficial ownership of each person was calculated based on 11,038,737 shares of our common stock outstanding as of April 30, 2019. The SEC has defined “beneficial ownership” to mean more than ownership in the usual sense. For example, a person has beneficial ownership of a share not only if he owns it in the usual sense, but also if he has the power (solely or shared) to vote, sell or otherwise dispose of the share. Beneficial ownership also includes the number of shares that a person has the right to acquire within 60 days, pursuant to the exercise of options or warrants or the conversion of notes, debentures or other indebtedness, but excludes stock appreciation rights. Two or more persons might count as beneficial owners of the same share. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership. Each person named in the table has sole voting and investment power with respect to all of the shares of our common stock shown as beneficially owned by such person, except as otherwise set forth in the notes to the table. Unless otherwise noted, the address of the following persons listed below is c/o Reven Housing REIT, Inc., 875 Prospect Street, Suite 304, La Jolla, California 92037.
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Beneficially Owned
5% Owners:
King Apex Group Holdings II Limited(1)	1,865,740	16.9%
King Apex Group Holdings III Limited(1)	1,865,740	16.9%
King Apex Group Holdings IV Limited(1)	2,150,000	19.5%
Executive Officers and Directors:
Chad M. Carpenter(2)	913,288	8.3%
Jon Haahr(3)	60,473	*
Xiaofan Bai(4)	5,906,110	53.5%
Xiaohang Bai	12,397	*
Yifeng Huang	—	—
Xinghua Wang	2,681	*
Thad L. Meyer(5)	145,984	1.3%
Zhen Luo	982,006	8.9%
Richard P. Imperiale	5,351	*
All executive officers and directors as a group (9 persons)	8,028,290	72.7%

*
Less than one percent.

(1)
Address is 3/F Yuanmingyuan Road, Shanghai, China.

(2)
Includes 206,250 restricted shares issued pursuant to restricted stock agreements between us and Mr. Carpenter which are also subject to vesting.

(3)
Mr. Haahr’s address is c/o Silver Portal Capital, LLC, 440 Stevens Avenue, Suite 200, Solano Beach, California 92075.

(4)
Includes 1,865,740 shares held of record by King Apex Group Holdings II Limited, 1,865,740 shares held of record by King Apex Group Holdings III Limited, and 2,150,000 shares held of record by King Apex Group Holdings IV Limited. Mr. Bai is the Director of the three funds and has dispositive and voting control with respect to the shares held thereby. Mr. Bai disclaims beneficial ownership of 1,044,815 shares held of record by King Apex Group Holdings II Limited, 1,549,126 shares held of record by King Apex Group Holdings III Limited, and 2,105,578 shares held of record by King Apex Group Holdings IV Limited. Also includes 1,875 shares owned by Siyu Lan his spouse.

(5)
Includes 75,000 restricted shares issued pursuant to restricted stock agreements between us and Mr. Meyer which are also subject to vesting.

EXECUTIVE OFFICERS AND COMPENSATION
Executive Officers
The following sets forth information regarding the current executive officers of the Company. Biographical information pertaining to Chad M. Carpenter, who is both a director and an executive officer of the Company, may be found in the section above entitled “Proposal No. 1, Election of Directors — Information About Director Nominees.”
Name	Age	Position
Chad M. Carpenter	53	President, Chief Executive Officer, Chairman of the Board of Directors
Thad L. Meyer	58	Chief Financial Officer, Chief Operating Officer, Secretary
Thad L. Meyer has served as our Secretary since October 30, 2013, as our Chief Financial Officer since December 26, 2013, and as our Chief Operating Officer since April 17, 2014. Mr. Meyer is President of Alliance Turnaround Management, Inc., a position he has held since November 2002. Alliance Turnaround Management is a problem resolution firm that specializes in distressed real estate opportunities. From March 2011 to April 2013, Mr. Meyer served as principal and Chief Operating Officer of Southern California Investors, Inc., a firm specializing in the acquisition, improvement and sale of distressed single-family homes. Additionally, from November 2004 to February 2009, Mr. Meyer served as the Chief Financial Officer of Equastone. Mr. Meyer is a Certified Public Accountant, Certified Turnaround Professional, and a California Real Estate Broker. Mr. Meyer holds a Bachelor of Science degree in Accounting from Colorado State University.
Summary Compensation Table
The following table sets forth the compensation awarded to, earned by or paid to our chief executive officer and our two other highest paid executive officers for the years ended December 31, 2017 and 2016.
Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	Nonequity Incentive Plan Compenation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Chad M. Carpenter CEO(1)	2018	$277,200	$93,555	$93,555(3)					$464,310
	2017	$277,200	$50,000	$50,000(4)					$377,200
Thad L. Meyer CFO, COO(2)	2018	$254,100	$85,760	$85,760(3)					$425,620
	2017	$254,100	$50,000	$50,000(4)					$354,100

(1)
Mr. Carpenter received monthly salary payments of  $23,100 during 2018 and 2017 in accordance with his employment agreement.

(2)
Mr. Meyer has served as our CFO since December 26, 2013 and as our COO since April 17, 2014. Mr. Meyer received monthly salary payments of  $21,175 during 2018 and 2017 in accordance with his employment agreement.

(3)
In 2018, Our compensation committee awarded Mr. Carpenter 28,350 restricted share grants of our common stock and Mr. Meyer 25,988 restricted share grants of our common stock. The dollar values of the share grants reflect the grant date fair value computed in accordance with FASB ASC Topic 718.

(4)
In 2017, Our compensation committee awarded Mr. Carpenter and Mr. Meyer each restricted share grants of 10,800 shares of our common stock. The dollar values of the share grants reflect the grant date fair value computed in accordance with FASB ASC Topic 718.

Narrative Disclosure to Summary Compensation Table
Chad M. Carpenter
Mr. Carpenter has served as our President, Chief Executive Officer and director since July 2, 2012, and as Chairman since August 29, 2012. On March 4, 2013, we entered into an employment agreement with Mr. Carpenter in connection with Mr. Carpenter’s services as our Chief Executive Officer. The employment agreement provides for an initial term of five years and automatically renews for successive two-year terms, unless we or Mr. Carpenter elects not to renew. Under the employment agreement, effective as of the date we have received at least $10 million of capital (net of taxes and expenses), Mr. Carpenter is entitled to begin receiving an annual base salary of  $240,000. As of September 2013, we reached that benchmark, and Mr. Carpenter began receiving salary payments pursuant to the employment agreement. Mr. Carpenter received monthly salary payments of  $23,100 during 2018 and 2017 in accordance with that agreement.
Mr. Carpenter will be entitled to bonuses ranging from 50% to 200% of his base salary based on the satisfaction of performance criteria to be established by the Compensation Committee of our Board of Directors. Mr. Carpenter will also be entitled to participate in any benefit plans or other incentive plans that may be offered by us to employees and executives and will be eligible to receive stock options and other equity awards under our Amended and Restated 2012 Incentive Compensation Plan (the “2012 Plan”) as determined by the Board. In the event that Mr. Carpenter’s employment is terminated by us without cause, Mr. Carpenter leaves for good reason as specified in the employment agreement or the employment agreement is not extended by us without cause or by Mr. Carpenter for good reason, then Mr. Carpenter will be entitled to receive a severance payment equal to two times the sum of his annual base salary and target bonus plus a lump-sum payment equal to the greater of 1% of the value of our company at the time of notice of termination or $2,000,000, less any gross amounts received or realized by Mr. Carpenter in respect of any stock options or equity awards granted to him during the term his employment. Mr. Carpenter will also be entitled to the severance payment if his employment is terminated by us without cause or by Mr. Carpenter for good reason during the 18-month period following a change in control of our company. Furthermore, we have agreed to reimburse Mr. Carpenter for actual expenses incurred in connection with the organization and startup of our business as a housing REIT and any additional expenses incurred during the term of his employment. In addition, on each anniversary of Mr. Carpenter’s employment, our Compensation Committee shall undertake a compensation review of comparable public companies in order to determine the amount of any increases to Mr. Carpenter’s base salary, based on competitive compensation of chief executive officers at such comparable public companies, which amount should be consistent with at least the fiftieth (50%) percentile of such comparable compensation.
On October 16, 2014, we granted to Mr. Carpenter 275,000 shares of our common stock pursuant to a Restricted Stock Agreement. Pursuant to the agreement, all 275,000 shares are subject to vesting and risk of forfeiture based on our ability to achieve certain milestones, provided that Mr. Carpenter remains in our service as an employee, director or consultant as of the date of such milestone, as follows:
•
68,750 shares vested upon our consummation of an equity raise of at least $25 million (or any lesser amount raised in a public offering), which was satisfied upon the completion of our 2016 public offering;

•
82,500 shares shall vest upon the earlier to occur of  (i) the date we consummate an equity raise of at least an additional $50 million (in addition to the equity capital raised in the first vesting event above) or (ii) the date we consummate portfolio acquisitions in the aggregate amount of $100 million measured from August 1, 2014;

•
96,250 shares shall vest upon the earlier to occur of  (i) the date we consummate an equity raise of at least an additional $150 million (in addition to the equity capital raised in the first two vesting events above) or (ii) the date we consummate portfolio acquisitions in the additional aggregate amount of  $300 million (in addition to the portfolio acquisitions referred to in the second vesting event above) measured from August 1, 2014; and

•
27,500 shares shall vest upon the date we make cash distributions to shareholders at a rate of at least $0.20 per share annualized over any four consecutive quarters.

For vesting conditions relating to equity raises, any equity capital acquired by us from, or by way of introductions made by, our Director and controlling beneficial owner, Xiaofan Bai, or his affiliates shall not be counted towards the dollar thresholds. In the event of a change in control of our company, all unvested shares shall immediately vest as of the date of the change in control.
In February 2016, we granted to Mr. Carpenter 10,435 shares of our common stock pursuant to a restricted stock agreement as part of his 2015 compensation. The shares are subject to vesting and risk of forfeiture based on Mr. Carpenter’s continued service to our company on each of the vesting dates. The shares vest in equal one-third annual installments commencing January 1, 2017 and have thus fully vested.

In January 2018, we granted to Mr. Carpenter 10,800 shares of our common stock as part of his 2017 compensation. In January 2019, we granted to Mr. Carpenter 28,350 shares of our common stock as part of his 2018 compensation.
Thad L. Meyer
On April 17, 2014, we entered into an employment agreement with Thad L. Meyer in connection with Mr. Meyer’s services as our Chief Financial Officer, Chief Operating Officer, and Secretary. The employment agreement provides for an initial term of five years and automatically renews for successive two-year terms, unless we or Mr. Meyer elects not to renew. Under the employment agreement, Mr. Meyer received monthly salary payments $18,375 during 2016. In December 2016, our compensation committee determined to increase Mr. Meyer’s monthly salary under the agreement to $21,175 commencing January 1, 2017. Mr. Meyer will be entitled to bonuses ranging from 50% to 200% of his base salary based on the satisfaction of performance criteria to be established by the Compensation Committee of the Board of Directors. Mr. Meyer will also be entitled to participate in any benefit plans or other incentive plans that may be offered by us to employees and executives and will be eligible to receive stock options and other equity awards under our 2012 Plan as determined by the Board. In the event that Mr. Meyer’s employment is terminated by us without cause or Mr. Meyer leaves for good reason as specified in the employment agreement, then Mr. Meyer will be entitled to receive a severance payment equal to two times the sum of his annual base salary and target bonus. Mr. Meyer will also be entitled to the severance payment if his employment is terminated by us without cause or by Mr. Meyer for good reason during the 12-month period following a change in control of our company. Furthermore, we have agreed to reimburse Mr. Meyer for all reasonable expenses actually paid or incurred by him during the term of his employment in the course of and pursuant to the business of our company. The employment agreement also binds Mr. Meyer to a standard non-competition covenant for the term of the agreement plus the one-year period immediately following termination of his employment.
On October 16, 2014, we granted to Mr. Meyer 100,000 shares of our common stock pursuant to a Restricted Stock Agreement. Pursuant to the agreement, all 100,000 shares are subject to vesting and risk of forfeiture based on our ability to achieve certain milestones, provided that Mr. Meyer remains in our service as an employee, director or consultant as of the date of such milestone, as follows:
•
25,000 shares vested upon our consummation of an equity raise of at least $25 million (or any lesser amount raised in a public offering), which was satisfied upon the completion of our 2016 public offering;

•
30,000 shares shall vest upon the earlier to occur of  (i) the date we consummate an equity raise of at least an additional $50 million (in addition to the equity capital raised in the first vesting event above) or (ii) the date we consummate portfolio acquisitions in the aggregate amount of $100 million measured from August 1, 2014;

•
35,000 shares shall vest upon the earlier to occur of  (i) the date we consummate an equity raise of at least an additional $150 million (in addition to the equity capital raised in the first two vesting events above) or (ii) the date we consummate portfolio acquisitions in the additional aggregate amount of  $300 million (in addition to the portfolio acquisitions referred to in the second vesting event above) measured from August 1, 2014; and

•
10,000 shares shall vest upon the date we make cash distributions to shareholders at a rate of at least $0.20 per share annualized over any four consecutive quarters.

For vesting conditions relating to equity raises, any equity capital acquired by us from, or by way of introductions made by, our Director and controlling beneficial owner, Xiaofan Bai, or his affiliates shall not be counted towards the dollar thresholds. In the event of a change in control of our company, all unvested shares shall immediately vest as of the date of the change in control.
In February 2016, we granted to Mr. Meyer 8,696 shares of our common stock pursuant to a restricted stock agreement as part of his 2015 compensation. The shares are subject to vesting and risk of forfeiture based on Mr. Meyer’s continued service to our company on each of the vesting dates. The shares vest in equal one-third annual installments commencing January 1, 2017 and have thus fully vested.

In January 2018, we granted to Mr. Meyer 10,800 shares of our common stock as part of his 2017 compensation. In January 2019, we granted to Mr. Meyer 25,988 shares of our common stock as part of his 2018 compensation.
Outstanding Equity Awards at December 31, 2018
Stock awards
Name	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Chad M. Carpenter, CEO	—	—	209,728(1)	$692,102(2)
Thad L. Meyer, CFO	—	—	77,899(1)	$257,067(2)

(1)
Represents (i) 206,250 and 75,000 shares granted to Mr. Carpenter and Mr. Meyer, respectively, in October 2014 and (i) 3,478 and 2,899 shares granted to Mr. Carpenter and Mr. Meyer, respectively, in February 2016. All of the shares were subject to vesting and risk of forfeiture as of December 31, 2018. As of the date of this proxy statement, 3,478 of Mr. Carpenter’s shares and 2,899 of Mr. Meyer’s shares have vested. Please see the narrative discussion of the officer’s compensation arrangements located above for the terms of the share grant and vesting conditions.

(2)
Market value is based on the last sale price of our common shares on December 31, 2018 in the amount of  $3.30 per share.

Compensation of Non-Employee Directors
During the year ended December 31, 2018, we issued an aggregate of 21,849 shares of restricted stock awards pursuant to our Amended and Restated 2012 Incentive Compensation Plan (the “2012 Plan”) to certain non-employee members of our Board of Directors for their services through December 31, 2018. Additionally, the non-employee members of our Board of Directors received for their services total annual fees of  $236,250 for the year ended December 31, 2018 in addition to reimbursement for our independent directors for reasonable out-of-pocket expenses incurred in connection with the performance of their duties as directors, including, without limitation, travel expenses in connection with their attendance in person at meetings of our Board of Directors and its committees.
2018 Director Compensation Table
Name	Fees Earned	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Deferred Compensation Earnings	All Other Compensation	Total
Jon Haahr	$60,000	$20,000	—	—	—	—	$80,000
Xiaofan Bai	$75,000	$25,000	—	—	—	—	$100,000
Xiaohang Bai	$36,250	$16,250	—	—	—	—	$52,500
Yifeng Huang	$—	—	—	—	—	—	$—
Xinghua Wang	$23,750	$3,750	—	—	—	—	$27,500
Zhen Luo	$11,250	$3,750	—	—	—	—	$15,000
Richard P. Imperiale	$30,000	$10,000	—	—	—	—	$40,000
Summary of the Amended and Restated 2012 Incentive Compensation Plan
In December 2013, we adopted, and our stockholders approved, the 2012 Plan, pursuant to which 1,650,000 shares of our common stock are reserved for issuance as grants of options or other awards to officers, directors, employees, consultants and other persons who provide services to us or any related entity. The 2012 Plan provides for the grant of options to purchase shares of common stock, restricted stock, stock appreciation rights and restricted stock units (rights to receive, in cash or stock, the market value of one share of our common stock). Incentive stock options may be granted only to employees. Under the 2012 Plan, options may be granted at an exercise price greater than or equal to the market value at the date of the grant, and for owners of 10% or more of the voting shares, at an exercise price of not less than 110% of the market value. Awards are exercisable over a period of time as determined by a committee designated by the Board of Directors, but in no event longer than ten years. We have granted 628,940 shares under the 2012 Plan as of April 30, 2019.
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Related Party Transactions, Promoters and Director Independence
Since the beginning of fiscal year 2017, there have been no transactions, nor are there any currently proposed transactions, between us and any of our officers, directors or their family members, in which the amount involved exceeds the lesser of  $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years.
We have adopted a policy that any transactions with directors, officers, beneficial owners of five percent or more of our common shares, any immediate family members of the foregoing or entities of which any of the foregoing are also officers or directors or in which they have a financial interest, will only be on terms consistent with industry standards and approved by a majority of the disinterested directors of our board.
OTHER MATTERS
Section 16(A) Beneficial Ownership Reporting Compliance
Rules adopted by the SEC under Section 16(a) of the Securities Exchange Act of 1934, or the Exchange Act, require our officers and directors, and persons who own more than 10% of the issued and outstanding shares of our equity securities, to file reports of their ownership, and changes in ownership, of such securities with the SEC on Forms 3, 4 or 5, as appropriate. Such persons are required by the regulations of the SEC to furnish us with copies of all forms they file pursuant to Section 16(a).
Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to us during our most recent fiscal year, and any written representations provided to us, we believe that all of the officers, directors, and owners of more than 10% of the outstanding shares of our common stock complied with Section 16(a) of the Exchange Act for the year ended December 31, 2018.
Stockholder Proposals and Director Nominations for 2020 Annual Meeting
For any proposal, including director nominees, to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2020 annual meeting, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934. Such proposals must be received by the Company at its offices at 875 Prospect Street, Suite 304, La Jolla, California 92037 on or before January 31, 2020. Our board of directors will review any proposals from eligible stockholders that it receives by that date and will make a determination whether any such proposals will be included in our proxy materials. Any proposal received after that date shall be considered untimely and shall not be made a part of our proxy materials.
A stockholder who wishes to make a proposal at the next annual meeting without including the proposal in our proxy statement must also notify us within a reasonable time before we print and mail the proxy materials. If a stockholder fails to give reasonable advance notice, then the persons named as proxies in the proxies solicited by us for the next annual meeting will have discretionary authority to vote on the proposal.

Householding of Proxy Materials
The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
This year, a number of banks and brokers with account holders who are our stockholders will be householding our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker, direct your written request to Reven Housing REIT, Inc., 875 Prospect Street, Suite 304, La Jolla, California 92037, Attention: Investor Relations, or contact Investor Relations by telephone at (858) 459-4000. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their bank or broker.
Other Matters
We will also consider any other business that properly comes before the annual meeting, or any adjournment or postponement thereof. As of the record date, we are not aware of any other matters to be submitted for consideration at the annual meeting. If any other matters are properly brought before the annual meeting, the persons named on the enclosed proxy card will vote the shares they represent using their best judgment.
Incorporation by Reference
Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Exchange Act, which might incorporate future filings made by us under those statutes, the preceding Audit Committee Report will not be incorporated by reference into any of those prior filings, nor will any such report be incorporated by reference into any future filings made by us under those statutes. In addition, information on our website, other than our proxy statement, notice and form of proxy, is not part of the proxy soliciting materials and is not incorporated herein by reference.
By Order of the Board of Directors
Chad M. Carpenter
Chairman of the Board of Directors,
President and Chief Executive Officer
La Jolla, California
April 30, 2019
A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 is available without charge upon written request to: Corporate Secretary, Reven Housing REIT, Inc., 875 Prospect Street, Suite 304, La Jolla, California 92037.

VOTE ON INTERNETGo to http://www.vstocktransfer.com/proxyand log-on using the below control number.CONTROL #VOTE BY FAXMark, sign and date your proxy* SPECIMEN * card and fax it to (646) 536-31791 MAIN STREETANYWHERE PA 99999-9999VOTE BY MAILMark, sign and date your proxy card andreturn it in the enevelope we have provided.VOTE IN PERSONIf you would like to vote in person, pleaseattend the Annual Meeting of Shareholdersto be held on June. 19, 2019 at 5:00 pmLocal Time at 875 Prospect Street, Suite 304,La Jolla, CA 92037.Please Mark, Date, Sign and Return Promptly in the Enclosed Envelope.Annual Meeting Proxy Card - Reven Housing REIT, Inc.DETACH PROXY CARD HERE TO VOTE BY MAILThe Board of Directors recommends you vote FOR all of the following director nominees:(1) Election of Directors:WITHHOLD AUTHORITY TO VOTEFOR ALL NOMINEES LISTED BELOWFOR ALL NOMINEES LISTED BELOW(except as marked to the contrary below)INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUALNOMINEES STRIKE A LINE THROUGH THE NOMINEES' NAME BELOW:01 Chad M. Carpenter 02 Jon Haahr 03 Richard P. Imperiale 04 Xiaofan Bai05 Xiaohang Bai 06 Yifeng Huang 07 Xinghua Wang 08 Zhen Luo(2) To ratify the appointment of Squar Milner LLP as the Company's independent registered public accounting firmfor the year ending December 31, 2019.FOR AGAINST ABSTAINNOTE: If any other matters properly come before the Annual Meeting of Shareholders calling for a vote of shareholders, then the shares representedby this proxy may be voted by the proxy holders in accordance with their best judgement.Date Signature Signature, if held jointly________________ ________________________ ________________________To change the address on your account, please checkthe box at right and indicate your new address.* SPECIMEN * AC:ACCT999 90.00

REVEN HOUSING REIT, INC.Annual Meeting of ShareholdersJune 19, 2019Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of ShareholdersTo Be Held on June 19, 2019 REVEN HOUSING REIT, INC.THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe undersigned hereby appoints Chad M. Carpenter, as proxy, with the power to appoint his substitute, and hereby authorizes such proxy to represent and to vote, as designated on the reverse, all shares of common stock of Reven Housing REIT, Inc. held of record by the undersigned at the close of business on May 1, 2019, at the Annual Meeting of Shareholders to be held on June 19, 2019, or any adjournment thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.Please check here if you plan to attend the Annual Meeting of Shareholders on June 19, 2019 at 5:00 p.m. (Local Time). ?